Derivatives	12 Months Ended
Dec. 31, 2025
EBP 011
EBP, Derivative [Line Items]
Derivatives

6. Derivatives
In the normal course of operations, the Master Trust's investments may include derivative financial instruments. Derivatives are synthetic instruments used to get various market exposures with limited margin requirements and therefore with leverage risk involved. The notional amounts disclosed in this footnote provide a measure of the Master Trust's involvement in such instruments but are not indicative of potential loss. The intent is to use derivative financial instruments to gain market exposure or as economic hedges to manage various risks associated with the Master Trust's investments or to express investment managers’ views of future market movements efficiently.
At December 31, 2025 and 2024, the Master Trust utilized futures, swaps, options, and foreign currency forward contracts to manage risks such as price risk, interest rate risk and foreign currency exchange rate risk. At December 31, 2025 and 2024, the gross notional value of the derivative instruments was $5.6 billion and $4.0 billion, respectively. At December 31, 2025 and 2024, the fair value of the derivative assets was $50.8 million and $37.8 million, respectively. At December 31, 2025 and 2024, the fair value of derivative liabilities was $9.6 million and $9.4 million, respectively. The total gains for the year ended December 31, 2025 was $31.7 million.